SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[      ] Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)    Amount previously paid:

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(4)    Date Filed:

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

Nvest Balanced Fund SHAREHOLDER PROXY Letter
DRAFT 2-23-01

March 2001
                                             [Corner Snipe graphic appears here]
                                                                 Internet voting
                                                               option available!
                                                www.nvestfunds.com! Respond Now.
                                                -------------------


Dear Nvest Balanced Fund Shareholder:

The enclosed proxy statement provides detailed information about important proposals for NVEST BALANCED FUND that require your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through quality management.


Q. WHAT ARE THE             There are three proposals for your consideration.
   PROPOSALS ABOUT?         First, the Board of Trustees has approved the
                            Jurika & Voyles value equity team as a sub-adviser to the Fund to replace the Loomis Sayles value team. Loomis Sayles remains responsible for the asset allocation determination between bonds and stocks and continues to manage the fixed income and growth equity component of the assets. Second, the Board of Trustees approved this continued relationship with Loomis Sayles. Third, the Board voted to modernize certain of the Fund's investment policies to provide maximum flexibility in managing the assets. These changes to the sub-advisory agreements have been adopted on an interim basis effective March 1, 2001. The new agreements and the changes to the investment restrictions will become effective upon shareholder approval.YOUR VOTE IS NECESSARY TO
                            CONFIRM THESE APPOINTMENTS BY APPROVING THE
                            PROPOSED NEW SUBADVISORY AGREEMENTS.

Q. WHAT STRENGTHS           The Jurika & Voyles value equity team of Guy
   DOES JURIKA              Elliffe, Nick Moore and Eric Hull brings 47 years
   & VOYLES BRING           of collective value equity management experience
   TO THE FUND?             to the Fund. The team's value specialty as well as
                            the Jurika & Voyles primary focus on value investing underscores both the firm and team as solid appointments to the segment. As seasoned value managers, the three are intimately familiar with the management and culture of the companies whose stocks they hold as well as the competitive landscape in which they compete. The team has established guidelines, buy-sell disciplines and a commitment to choosing stocks that have met the fundamental, in-depth research of the firm's analysts including the risk of each stock and its impact on a portfolio. Founded in 1983, Jurika &
                            Voyles, emphasizes fundamental, research-driven stock selection. We believe the value investment discipline pursued by Jurika & Voyles is more compatible to the Fund than the deep discount value philosophy pursued by Loomis.

Q. WHAT CHANGES HAVE        The value equity management is the only change.
   OCCURRED IN THE          Loomis Sayles determines the asset allocation of
   LOOMIS TEAM'S ROLE?      bonds and stocks. Loomis manages the growth equity
                            and bond components.


                                                                  (Over, please)

Nvest Balanced Fund SHAREHOLDER PROXY Letter - page 2 DRAFT 2-23-01

Q. WHAT ARE THE FUND        Modernizing certain investment restrictions of the
   INVESTMENT               Fund will provide maximum flexibility in managing
   RESTRICTIONS UPDATES?    the assets. The attached proxy statement describes
                            the changes in greater detail.

Q. HOW WILL THE             The Fund objectives are the same. The Trustees
   PROPOSED CHANGES         strongly feel these changes are very positive,
   AFFECT THE FUND?         will contribute to the Fund's long-term
                            performance and benefit our shareholders. The changes are part of our commitment to providing quality management from the talent of numerous firms.

REMEMBER                    Your vote is extremely important, even if you only
- YOUR VOTE COUNTS!         own a few Fund shares. Voting promptly is also
                            important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King
                            & Company, a proxy solicitation firm.

YOU CAN VOTE ON THE         You can use the Internet or your telephone, if you
INTERNET, OR BY TOLL FREE want to vote electronically. Please see your proxy TELEPHONE, IF YOU PREFER. card for more information. Just follow the helpful instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or the Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative or 800-225-5478 to talk with an Investor Service and Marketing representative.


Sincerely,




John T. Hailer
President and CEO





                                                                       BL01-0301

                               NVEST BALANCED FUND
                             c/o Nvest Funds Trust I
                               399 Boylston Street
                                Boston, MA 02116

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             OF NVEST BALANCED FUND

                                 April 20, 2001


     A Special Meeting of the shareholders of Nvest Balanced Fund (the "Fund") will be held at 2:00 p.m. on April 20, 2001 at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:


1. To approve a new sub-advisory agreement among the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P.

2. To approve a new sub-advisory agreement among the Fund, Nvest Management and Jurika & Voyles, L.P.

3. To amend, reclassify or eliminate certain fundamental investment policies and restrictions of the Fund.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.


     Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of Trustees,


                                             John E. Pelletier
                                             Secretary

March 12, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                 PROXY STATEMENT

                               NVEST BALANCED FUND
                               399 Boylston Street
                                Boston, MA 02116

     The Trustees (the " Trustees") of Nvest Funds Trust I (the "Trust") are soliciting proxies from the shareholders of Nvest Balanced Fund (the "Fund") in connection with a special meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held at 2:00 p.m. on April 20, 2001 at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of February 28, 2001 (the "Record Date") beginning on or about March 12, 2001.

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new sub-advisory agreement among the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P. ("Loomis Sayles") (2) approval of a new sub-advisory agreement among the Fund, Nvest Management and Jurika & Voyles, L.P. ("Jurika & Voyles") (3) approval of the amendment, reclassification or elimination of certain fundamental investment policies of the Fund.

I. PROPOSALS 1 AND 2: APPROVAL OF NEW SUBADVISORY AGREEMENTS


The Fund has three components: a value equity component, a growth equity component and a fixed-income component (each separately referred to as a "Component" and, collectively, the "Components"). Nvest Management serves as investment adviser to the Fund. Until recently, Loomis Sayles served as sub-adviser to each Component pursuant to a sub-advisory agreement dated October 30, 2000 among the Trust on behalf of the Fund, Nvest Management and Loomis Sayles (the "Previous Sub-Advisory Agreement").

Nvest Management has proposed that Loomis Sayles continue to serve as sub-adviser to the Fund's growth equity component and fixed income component, but that Jurika & Voyles be retained to serve as the sub-adviser to the value equity component. In connection with this, the Trustees have approved, and recommend that the shareholders of the Fund approve, two new sub-advisory agreements (the "New Sub-Advisory Agreements") for the Fund. The first New Sub-Advisory Agreement, relating to the growth equity component and the fixed income component, is among the Trust, on behalf of the Fund, Nvest Management and Loomis Sayles (the "New Loomis Sub-Advisory Agreement"). The second New Sub-Advisory Agreement, relating to the value equity component, is among the Trust, on behalf of the Fund, Nvest Management and Jurika & Voyles (the "New Jurika Sub-Advisory Agreement). The New Sub-Advisory Agreements are substantially similar to the Previous Sub-Advisory Agreement which was until recently in effect among the Trust, on behalf of the Fund, Nvest Management and Loomis Sayles, except as described below under "Interim and New Sub-Advisory Agreements". THE NEW SUB-ADVISORY AGREEMENTS WILL NOT AFFECT THE AGGREGATE MANAGEMENT AND SUB-ADVISORY FEES PAID BY THE FUND. The sub-advisory fees due to Loomis Sayles and Jurika & Voyles under the New Sub-Advisory Agreements will be paid directly by the Fund. Consequently, the management fees payable to Nvest Management will be reduced by the amount paid directly to Loomis and Jurika.

ADVISORY AGREEMENT

Nvest Management currently acts as the Fund's investment adviser pursuant to an advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees approved the Advisory Agreement at a meeting held on August 25, 2000, and the Fund's shareholders approved the Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was in connection with the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.). This aquisition was consummated on October 30, 2000.

Under the Advisory Agreement, Nvest Management has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that Nvest Management will, subject to Nvest Management's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to Nvest Management is 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $300 million of the average daily net assets of the Fund, and 0.65% of such assets in excess of $500 million. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Nvest Management under the Advisory Agreement was $_________.


PREVIOUS SUB-ADVISORY AGREEMENT

Nvest Management has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Components. Until February 28, 2001, Nvest Management delegated its responsibility for managing the Components to Loomis Sayles pursuant to the Previous Sub-Advisory Agreement. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on August 25, 2000 and was last submitted to the Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Sub-Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.) described above. Under the terms of the Previous Sub-Advisory Agreement, Loomis Sayles was authorized to effect portfolio transactions for the Components, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles was also required to report periodically to Nvest Management and the Trustees.


     The Previous Sub-Advisory Agreement provided for sub-advisory fees payable by Nvest Management to Loomis Sayles at an annual rate of 0.535% of the first $200 million of the average daily net assets of the Fund, 0.350% of the next $300 million of the average daily net assets of the Fund and 0.300% of such assets in excess of $500 million. For the fiscal year ended December 31, 2000, the aggregate sub-advisory fee paid by Nvest Management was $_______________.


INTERIM AND NEW SUB-ADVISORY AGREEMENTS


     Upon the recommendation of Nvest Management, the Trustees approved a change to the sub-adviser to the value equity component. After careful consideration, the Trustees determined that the value investment style employed by Jurika & Voyles would be more appropriate for the value equity component. Thus, upon the recommendation of Nvest Management, the Trustees voted on February 23, 2001 to terminate the Previous Sub-Advisory Agreement as of the close of business on February 28, 2001 and to approve both (i) an interim sub-advisory agreement among the Fund, Nvest Management and Loomis Sayles and an interim sub-advisory agreement among the Fund, Nvest Management and Jurika & Voyles, each to be effective on March 1, 2001 and to continue for a period of 150 days or until shareholders of the Fund approve the New Sub-Advisory Agreements, whichever occurs first (the

"Interim Sub-Advisory Agreements"), by which Nvest Management appointed Loomis Sayles to act as sub-adviser to the growth equity and fixed-income components beginning March 1, 2001 and Jurika & Voyles to act as sub-adviser to the value equity component beginning March 1, 2001, and (ii) the New Sub-Advisory Agreements, by which Loomis Sayles and Jurika & Voyles (the "Sub-Advisers") would, following approval of the New Sub-Advisory Agreements by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-advisers to their respective component(s) to the Fund. The terms of the New Sub-Advisory Agreements are substantially identical to those of the Interim Sub-Advisory Agreements, which in turn are substantially identical to those of the Previous Sub-Advisory Agreements, except for (a) the addition of language that clarifies that each sub-adviser is solely liable for the activities associated with the component(s) of the Fund that it advises, and (b) with respect to the Fund's value equity component, references to Loomis Sayles are changed to Jurika & Voyles. The aggregate sub-advisory fee rate payable by the Fund to Loomis Sayles and Jurika & Voyles under the Interim Sub-Advisory Agreements is identical to the rate previously paid to Loomis under the Previous Sub-Advisory Agreement, which is: an annualized rate of 0.535% of the first $200 million of the average daily net assets of the Fund, 0.350% of the next $300 million of the average daily net assets of the Fund and 0.300% of such assets in excess of $500 million.

     The New Sub-Advisory Agreements are subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreements went into effect on March 1, 2001, pursuant to Rule 15 a-4 under the Investment Compny Act of 1940 (the "1940 Act") which, under certain circumstances, allows such agreements to take effect, and to continue for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreements are approved by the Fund's shareholders, they will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after April 20, 2001, at which time the Interim Sub-Advisory Agreements would terminate and Loomis Sayles and Jurika & Voyles would begin serving as sub-advisers under the New Sub-Advisory Agreements.

The Trustees recommend that the shareholders approve the New Sub-Advisory Agreements. In making this recommendation, the Trustees considered the performance record of the Loomis Sayles' and Jurika & Voyles' management team relative to benchmarks and competitor funds. In addition, the Trustees considered the perceived investment capabilities and styles of Loomis Sayles and Jurika & Voyles and respective portfolio management personnel, and other information provided by Loomis Sayles and Jurika & Voyles, as discussed in more detail below. The Trustees also considered that the aggregate fees paid by the Fund for advisory services would not increase as a result of the change.

The Securities and Exchange Commission has issued an order to the Trust and Nvest Management that permits Nvest Management to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with Nvest Management, if approved by the Board of Trustees. Loomis Sayles and Jurika & Voyles are affiliates of Nvest Management as described in "Information About the Ownership of the Adviser and the Sub-Advisers." Therefore, the exemption does not apply to the New Sub-Advisory Agreements and the New Sub-Advisory Agreements can take effect only if approved by vote of the Fund's shareholders.

Loomis Sayles as Sub-Adviser of the Fund

In deciding to approve the appointment of Loomis Sayles as sub-adviser to the growth equity and fixed-income components and to recommend the New Loomis Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services. The Trustees also reviewed information about Loomis Sayles' proposed approach to managing the Fund. Loomis Sayles' investment approach uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek growth-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. The investment approach of the Fund's fixed income component is to add value through corporate credit research, sector analysis, and yield curve evaluation across the bond markets. The realization that higher yielding assets provide greater total return over time will guide the fixed income component's bias toward stable and improving credit ratings, with favorable call protection.

Mark Baribeau, Pamela Czekanski and Richard Skaggs currently co-manage the Fund's equity growth component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. Mark Baribeau has co-managed the growth equity component of the Fund since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, a Chartered Financial Analyst, received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment management experience. Pamela Czekanski has co-managed the growth equity component of the Fund since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, a Chartered Financial Analyst, received a B.A. from Middlebury College and has 16 years of investment management experience. Richard Skaggs has co-managed the growth equity component of the Fund since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, a Chartered Financial Analyst received a M.S.M. and a B.S. from Oakland University and has 13 years of investment management experience.

John Hyll and Kurt Wagner currently co-manage the Fund's fixed-income component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. John Hyll served as co-manager of the fixed-income portion of the Fund from 1994 until August 1999 and as manager thereafter. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 16 years of investment experience. Kurt Wagner has co-managed the fixed-income component of the Fund since May 2000. Mr. Wagner is Vice President and Portfolio Manager of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1994. Mr. Wagner is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Chicago, a B.A. from Haverford College and 22 years of investment experience.

Loomis Sayles, an affiliated money manager that also currently sub-advises six other Nvest Funds, acts as an investment adviser or sub-adviser to the following mutual funds that have a similar investment objective and policies as its components of the Fund, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the fund as of December 31, 2000.



                                                  Annual Fee Rate                            Net Assets
Fund                                  (as a percentage of average net assets)              (in millions)
------------------------------------- ----------------------------------------- -------------------------------------
Loomis Sayles Growth Fund                         0.50% on all assets                            35


JURIKA & VOYLES AS SUB-ADVISER OF THE FUND

In deciding to approve the appointment of Jurika & Voyles as sub-adviser to the value equity component and to recommend the New Jurika Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Jurika & Voyles and its personnel to provide portfolio management services. The Trustees also reviewed information about Jurika & Voyles' proposed approach to managing the Fund. Jurika & Voyles, an affiliated money manager that currently sub-advises the Nvest Bullseye Fund, was founded in 1983 and manages assets for various other corporate, pension, institutional and high net worth individuals. Jurika & Voyles invests in companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies with a forward price-to-earnings ratio at or below the market and long term growth estimates that are near or above the market.


Guy Elliffe, Nicholas Moore and Eric Hull co-manage the Fund's value equity component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. Mr. Elliffe, CFA, is the Director of Research at Jurika & Voyles and has 20 years investment mangement experience. Mr. Moore has 14 years investment management experience; prior to joining Jurika & Voyles in ______, was a portfolio manager at Franklin Templeton and Orbitex Management. Mr. Hull, CFA, is a Senior Research Analyst who joined Jurika & Voyles in 1994, prior to which his professional career included positions in investment management and investment banking. As of January 31, 2001, Jurika & Voyles managed approximately $1.5 billion in assets.

Jurika & Voyles acts as an investment adviser or sub-adviser to the following mutual funds that have a similar investment objective and policies as its component of the Fund, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the fund as of December 31, 2000.

                         Annual Fee Rate                            Net Assets
Fund          (as a percentage of average net assets)              (in millions)
--------------------------------------------------------------------------------

RESTRUCTURING COSTS


Jurika & Voyles has reviewed the existing portfolio holdings of the value equity component to determine what holdings it would expect to sell in order to conform the value equity component to Jurika & Voyles' judgment as to stock selection. Based on this review, Jurika & Voyles has informed the Trustees that it expects to sell approximately __% of the dollar value of the Fund's existing portfolio and to reinvest the sale proceeds in other stocks. Jurika & Voyles estimates that these transactions would result in brokerage costs of approximately $__ to the Fund. In addition to these brokerage costs, the transactions will involve additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, Jurika & Voyles estimates that they would be approximately $____. In addition, Jurika & Voyles estimates that the transactions, based on early 2001 market prices, will result in the realization of approximately $___ million of long-term capital gains (or approximately $___ per share of the Fund). These gains, together with any other long-term capital gains realized by the Fund as a whole (i.e. all segments) in 2001 (reduced by any realized capital losses), will be distributed to Fund shareholders at the end of the year and will constitute taxable long-term capital gains in the hands of the recipient Fund shareholders. The foregoing estimates were prepared in early 2001 based on then-current Fund holdings and market information available to Jurika & Voyles. The actual costs of restructuring the Fund's value equity component's portfolio could be higher or lower, depending on market conditions and other factors. Jurika & Voyles expects that the restructuring will be completed within a few weeks after Jurika & Voyles' assumption of responsibility for management of the Fund's value equity component portfolio on March 1, 2001.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     A form of the New Sub-Advisory Agreements is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreements is qualified in its entirety by reference to the full text of the Agreements set forth in Appendix A.

     The New Sub-Advisory Agreements, which will take effect (assuming shareholder approval) on or soon after April 20, 2001, require each Sub-Adviser to manage the investment and reinvestment of the assets of its component(s), subject to the supervision of Nvest Management. Under the terms of the New Sub-Advisory Agreements, a Sub-Adviser is authorized to effect portfolio transactions for its component, using its own discretion and without prior consultation with Nvest Management. The Sub-Advisers are required to report periodically to Nvest Management and the Trustees. The New Sub-Advisory Agreements provide that the Fund shall compensate a Sub-Adviser at the annual rate of 0.535% of the first $200 million of the average daily net assets of its component(s), 0.350% of the next $300 million of the average daily net assets of its component(s) and 0.300% of such assets in excess of $500 million. As of December 31, 2000, the net assets of the Fund were approximately $_____ million.

     The New Sub-Advisory Agreements provide that they will continue in effect for two years from their date of execution and thereafter from year to year if their continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the the 1940 Act, Nvest Management, Loomis Sayles or Jurika & Voyles, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreements must be approved by Nvest Management and the respective Sub-Adviser and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles, Jurika & Voyles or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Sub-Advisory Agreements will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreements are non-exclusive with respect to a Sub-Adviser's services.

     The New Sub-Advisory Agreements provide that a Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUB-ADVISORY AGREEMENTS

Under the Previous Sub-Advisory Agreement for the fiscal year ended December 31, 2000, Nvest Management paid sub-advisory fees of $_________ to Loomis Sayles. If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 2000, the Fund would have paid, in the aggregate, the same amount of fees to Loomis Sayles and Jurika & Voyles (assuming the Fund's average daily net assets did not change).

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENTS.

INFORMATION ABOUT THE OWNERSHIP OF THE ADVISER AND THE SUB-ADVISERS

THE ADVISER.

NVEST MANAGEMENT. Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corporation, is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. (formerly, Nvest Holdings, L.P.) ("CIAM Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) ("CIAMNA"). Nvest Distribution Corporation is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. CIAMNA owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. CIAMNA is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French Government. CIAMNA is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of Caisse des Depots de Consignations. The eighteen principal subsidiary or affiliated asset management firms of CIAMNA, collectively, have more than $_____ billion of assets under management or administration as of December 31, 2000.

The principal executive officer of Nvest Management is John T. Hailer, who is the President and a trustee of the Trust and whose principal occupation is his position with Nvest Distributor. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corporation, CIAM Holdings, CIAMNA and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

THE SUB-ADVISERS.

LOOMIS, SAYLES & Company, L.P. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Loomis Sayles General Partner"). Robert J. Blanding is the principal executive officer of Loomis Sayles. Mr. Blanding's principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and the Loomis Sayles General Partner is One Financial Center, Boston, Massachusetts 02111. The address of Mr. Blanding is 555 California Street, San Francisco, California 94104. The Loomis Sayles General Partner is a wholly- owned subsidiary of CIAM Holdings. Information about CIAM Holdings and the ownership of CIAM Holdings is disclosed above under "Nvest Management." As of December 31, 2000, Loomis Sayles had assets under management of approximately $66.5 billion.

JURIKA & Voyles, L.P. Jurika & Voyles, L.P. ("Jurika & Voyles") is a limited partnership that has one general partner, Jurika & Voyles, Inc. (the "Jurika & Voyles General Partner"). Christopher L. Bittman is the principal executive officer of Jurika & Voyles. Mr. Bittman's principal occupation is his position with Jurika & Voyles. The address of Jurika & Voyles, the Jurika & Voyles General Partner and Mr. Bittman is 1999 Harrison Street, Suite 700, Oakland, California 94162. The Jurika & Voyles General Partner is a wholly owned subsidiary of CIAM Holdings. Information about CIAM Holdings and the ownership of Nvest CIAM is disclosed above under "Nvest Management." As of December 31, 2000, Jurika & Voyles had assets under management of approximately $__ billion.

CERTAIN BROKERAGE MATTERS

In their consideration of the New Sub-Advisory Agreements, the Trustees took account of the Sub-Advisers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Sub-Advisers. A summary of the brokerage practices of the Sub-Advisers is presented in Appendix B.

II. PROPOSAL 3: Approval of changes to certain current fundamental policies of the Fund

BACKGROUND

The Fund operates in accordance with the investment objectives and policies described in its most recent prospectus and statement of additional information. The Fund generally classifies its policies as either "fundamental" or "non-fundamental." A fundamental policy requires the approval of the Fund's shareholders, while non-fundamental policies may be changed by the Fund's Trustees. In the past, fundamental policies were adopted by the Trust on behalf of the Fund in order to reflect regulatory, business or industry conditions which were in effect at the time the policies were adopted.

Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation pre-empted state regulation of mutual funds. As a result, many investment policies previously imposed on the Fund by various states are no longer required. Because of the opportunity afforded by this Meeting, there has been a comprehensive review of the Fund's fundamental policies. Based on the recommendations of the Nvest Management, the Board of Trustees has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and recharacterize as non-fundamental or eliminate those policies that are not required to be fundamental.

Approval of these changes by shareholders would allow the the Fund's Sub-Advisers greater flexibility to respond to a changing investment environment
- subject to the supervision of the Board of Trustees, and consistent with federal securities laws. The Board of Trustees also believes that the proposed changes will enhance the Sub-Advisers' ability to manage the Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In other cases, the Board recommends amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, the Fund's policies may be changed by the Board of Trustees without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Fund's prospectus or statement of additional information, if required.

Each proposed change to the Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix C at the end of this proxy statement. Appendix C lists the Fund's current fundamental policies along with the corresponding proposed fundamental policies, a list of the Fund's current fundamental polices proposed to be re-classified and a list of the Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO THE FUND'S CURRENT FUNDAMENTAL POLICIES

The primary purpose of proposals 3a - 3g is to amend and standardize the Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by Nvest Management. The Trustees have concurred with Nvest Management's efforts to analyze the fundamental and non-fundamental policies of the Fund and propose to shareholders adoption of standardized fundamental policies.

It is not anticipated that any of the changes will substantially affect the way the Fund is currently managed. However, Nvest Management is presenting these changes to you for your approval because

Nvest Management believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed by the Fund, it will contribute to the overall objective of standardization and may afford the Fund increased investment opportunities.

PROPOSAL 3a: DIVERSIFICATION

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

The Fund's current approach to diversification is currently encompassed in the following two separate fundamental policies. In addition, one of these fundamental policies is combined with the Fund's fundamental policy regarding industry concentration which is bracketed.

     The Fund will not purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer ...[or 25% of the Fund's total assets (taken at current value) would be invested in any one industry].

     The Fund will not acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

It is proposed that the Fund's fundamental policy regarding diversification be captured in the one fundamental policy that follows:

     The Fund will not, with respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

The Fund is not permitted to change its diversified status unless approved by its shareholders. This proposal does not seek to change the Fund's status as a diversified mutual fund. Rather, approval of this proposal would amend the Fund's diversification policy so it would provide the maximum flexibility allowed for diversified mutual funds under the 1940 Act.


Under this proposal 3a, the Fund's current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As a "diversified" mutual fund, the Fund is limited by section 5(b) of the 1940 Act, as to 75% of total assets, to investing no more than 5% of total assets in securities of a single issuer and to purchasing no more than 10% of an issuer's voting securities. The Fund's current policy is more restrictive than required by the 1940 Act since the Fund applies the foregoing percentage limitations to 100% of its assets rather than 75% of its assets.

The proposed change would allow the Fund the flexibility to purchase larger amounts of issuers' securities when their investment adviser deems an opportunity attractive. The new policy would allow the Fund's fundamental policy to conform with the definition of "diversified" as it appears in the 1940 Act. Adoption of this change is not expected to materially affect the operation of the Fund.

PROPOSAL 3b: INDUSTRY CONCENTRATION

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO INDUSTRY
CONCENTRATION

The Fund's current fundamental policy relating to industry concentration is as follows:

     The Fund will not purchase any security (other than U.S. Government securities) if, as a result, more than [5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or] 25% of the Fund's total assets (taken at current value) would be invested in any one industry.

The Fund's proposed fundamental policy relating to industry concentration is as follows:

     The Fund will not purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry.

Since this policy is combined with the Fund's current diversification policy (in brackets) which is proposed to be revised in proposal 3a above, it is proposed that the Fund's fundamental policy relating to industry concentration be restated and approved separately even though there is no change being proposed for this policy at this time. Adoption of this change will not materially affect the operation of the Fund.

PROPOSAL 3c: SHORT SALES AND MARGIN PURCHASES

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO SHORT SALES AND MARGIN PURCHASES

The Fund's current fundamental investment policy relating to short sales and margin purchases is as follows:

     The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales."

It is proposed that shareholders approve replacing the Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     The Fund will not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

The proposed fundamental policy clarifies that the Fund may make short sales, maintain a short positions or purchase securities on margin to the full extent permitted under the 1940 Act. The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the SEC staff, mutual funds are permitted to engage in certain types of transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, the Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by Nvest Management.

Adoption of the proposed fundamental policy relating to short sales and margin purchases is not expected to materially affect the operations of the Fund. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to the Fund and its shareholders.

PROPOSAL 3d: BORROWING

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

The Fund's current fundamental investment policy regarding borrowing is as follows:

     The Fund will not borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes.

The Fund's proposed fundamental investment policy regarding borrowing is as follows:

The Fund will not borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

Approval of this proposal 3d would replace the Fund's current fundamental policies regarding borrowing with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it will allow the funds, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting. The proposed fundamental policy will also make clear that the Fund is permitted to loan its portfolio securities.

Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of the Fund. However, the Fund's current fundamental policy restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed fundamental policy therefore would allow the Fund to purchase a security while borrowings representing more than

10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding. While the Fund has no current intention to purchase securities while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

PROPOSAL 3e: LENDING

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING LOANS

The Fund's current fundamental investment policy regarding loans is as follows:

     The Fund will not make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions.

The Fund's proposed fundamental investment policy regarding loans is as follows:

     The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

Approval of this proposal 3e would allow the funds to lend to the extent permitted by current law by replacing the Fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

The proposal is not expected to materially affect the operation of the Fund. However, the proposed fundamental policy clarifies the Fund's ability to invest in repurchase agreements and lend its portfolio securities. These practices may involve additional risk to the Fund. However, Nvest Management believes that added benefits outweigh the limited risk of such activities.


PROPOSAL 3f: CERTAIN TYPES OF INVESTMENTS

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES AND SALES OF CERTAIN TYPES OF SECURITIES

The Fund's current fundamental investment policy prohibiting purchases and sales of certain types of securities is as follows:

     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

The Fund's proposed fundamental investment policy prohibiting purchases and sales of certain types of securities is as follows:

     The Fund will not purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate or commodities. It is the opinion of Nvest Management that this does not preclude investment in securities of issuers that deal or invest in real estate.

The proposed fundamental policy clarifies the types of securities in which the Fund is authorized to invest and standardizes the fundamental policy concerning real estate. The proposed fundamental policy would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objectives and policies, including diversification and concentration.

To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental policy will advance the goals of standardization discussed above.

PROPOSAL 3g: SENIOR SECURITIES

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES

The Fund's current fundamental investment policy relating to issuing senior securities is as follows:

     The Fund will not issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

The Fund's proposed fundamental investment policy relating to issuing senior securities is as follows:

     The Fund will not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The 1940 Act currently prohibits mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities.

Approval of this proposal 3h would permit the Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting.

Since the Fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the funds the flexibility to respond to future changes.

Adoption of the proposed fundamental policy concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

RECLASSIFYING OR ELIMINATION OF THE FUND'S CURRENT FUNDAMENTAL POLICIES

Like all mutual funds, when the Fund was established the Trustees adopted certain investment policies that would govern the efforts of the Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been preempted by federal law and no longer apply.

The Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 3a through 3g above be classified as fundamental.

Nonfundamental policies may be changed or eliminated by the Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental policies proposed to be reclassified as nonfundamental are proposals 3h and 3i. The current fundamental policies proposed to be eliminated are proposals 3j through 3o.

None of the proposed changes will alter any Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental policies to nonfundamental policies or elimination of a fundamental policy will enhance the ability of the Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSALS 3h and 3i: OPTIONS AND WARRANTS

3H. PROPOSAL TO RECLASSIFY THE FUND'S FUNDAMENTAL POLICY REGARDING PURCHASING OPTIONS OR WARRANTS

3I. PROPOSAL TO RECLASSIFY THE FUND'S FUNDAMENTAL POLICY REGARDING WRITING OPTIONS OR WARRANTS

The Fund's current fundamental investment policies relating to options or warrants that are proposed to be reclassified as nonfundamental are as follows:

     The Fund will not purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.

     The Fund will not write options or warrants.

The 1940 Act does not currently require the Fund to have fundamental policies restricting purchasing or writing options or warrants. If approved, these proposals 3h and 3i would reclassify the Fund's fundamental policies as non-fundamental policies.

It is believed that reclassifying these fundamental policies will expand the Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to these policies desirable, occur in the future. The Board believes that this more flexible non-fundamental policies is in the best interests of the Fund and its shareholders.

PROPOSAL 3j: PLEDGING

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY REGARDING PLEDGING

The Fund's current fundamental investment policy regarding pledging that is proposed to be eliminated is as follows:

     The Fund will not pledge more than 15% of its total assets (taken at cost).

This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, the Fund is no longer required to maintain this fundamental policy and this proposal 3j seeks to eliminate it. The Board of Trustees believes that elimination of this policy would benefit the Fund and its shareholders by increasing the Sub-Advisers' flexibility in managing the assets of the Fund.

PROPOSAL 3k: UNSEASONED BUSINESSES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY CONCERNING UNSEASONED BUSINESSES

The Fund's current fundamental investment policy regarding unseasoned businesses that is proposed to be eliminated is as follows:

     The Fund will not invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old.

This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and the Fund's Sub-Adviser(s) determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders. Accordingly, the Board of Trustees believes that elimination of the current fundamental policies regarding investment in "unseasoned businesses" is in the best interests of the Fund and its shareholders.

PROPOSAL 3L: TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES OF SECURITIES IF HELD BY THE TRUST'S OR INVESTMENT ADVISER'S TRUSTEES/DIRECTORS AND OFFICERS

The Fund's current fundamental investment policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers proposed to be eliminated is as follows:

     The Fund will not purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%.

This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the Fund and its shareholders because it would increase the Sub-Advisers' flexibility in managing the assets of the Fund without any material increase in risks to shareholders. In addition, it is the opinion of Nvest Management that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protects the Fund from any improper dealings of its trustees or officers for which this policy was originally designed.

PROPOSAL 3m: CONTROL OR MANAGEMENT

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO EXERCISING CONTROL OR MANAGEMENT

The Fund's current fundamental investment policy relating to exercising control or management proposed to be eliminated is as follows:

     The Fund will not make investments for the purpose of exercising control or management.

The 1940 Act does not require the Fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares.

PROPOSAL 3n: JOINT TRADING

PROPOSAL TO ELIMINATE THE BALANCED FUND'S FUNDAMENTAL POLICY RELATING TO JOINT TRADING ACCOUNTS

The Fund's current fundamental investment policy relating to joint trading accounts that is proposed to be eliminated is as follows:

     The Fund will not participate on a joint or joint and several basis in any trading account in securities.

The 1940 Act does not currently require the Fund to have a fundamental policy relating to joint trading accounts. It is believed that eliminating this fundamental policy will increase the Fund's flexibility in executing securities transactions to the extent permitted by the 1940 Act.

PROPOSAL 3o: SECURITIES OF OTHER INVESTMENT COMPANIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

The Fund's current fundamental investment policy relating to investing in other investment companies that is proposed to be eliminated is as follows:

     The Balanced Fund will not invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company).

This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of other investment companies.

The proposal to eliminate this fundamental policy will allow the Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. A Sub-Adviser will take these expenses into account prior to deciding that such an investment is suitable for its component.

The Board of Trustees believes that eliminating the Fund's current fundamental policies regarding investment in the securities of other investment companies is in the best interests of the funds and their shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 3a-3o.

III. OTHER INFORMATION

Principal Underwriter and Administrator: The Adviser General Partner is the sole general partner of Nvest Funds Distributor, L.P., the Funds' principal underwriter (the "Distributor"), and the sole shareholder of CDC IXIS Asset Management Services ("CIS"), the Funds' transfer and dividend disbursing agent and the Funds' administrator. Nvest owns the entire limited partnership interest in the Distributor. The address of the Distributor and Nvest Services is 399 Boylston Street, Boston, Massachusetts 02116.

FUND ANNUAL REPORT. EXCEPT AS STATED OTHERWISE, THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT TO ITS SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE BY WRITING TO NVEST FUNDS DISTRIBUTOR, L.P., 399 BOYLSTON STREET, BOSTON, MA 02116 OR BY CALLING 1-800-225-5478. IN ADDITION, THE FUND'S ANNUAL REPORT IS AVAILABLE ON OUR WEBSITE AT WWW.NVESTFUNDS.COM (CLICK ON FUND INFORMATION AND THEN FINANCIAL REPORTS).

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for the Fund the total number of shares outstanding as of February 14, 2001 for each class of the Fund's shares. It also identifies holders, as of February 14, 2001, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of February 14, 2001.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Adviser, a Sub-Adviser or of CDC IXIX and its affiliated companies. In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $_________.

COSTS OF SOLICITATION. The costs of the Meeting, including the costs of soliciting proxies, will be paid by _______________.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitute quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. The vote required to approve each proposal is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for the Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Sub-Advisory Agreements and the approval of the amendment, reclassification or elimination of certain fundamental policies of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.


CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and CDC IXIS Asset Management Services, Inc. (formerly Nvest Services Company, Inc.) ("CIS"), a wholly owned subsidiary of Nvest Distribution Corporation, for providing various services to the Fund and its shareholders. In 2000, these payments to CIS amounted to $__________ for transfer agency services. In 2000, payments to Nvest Distributor amounted to $_________ for service and distribution (Rule 12b-1) fees for Class A shares, $_____________ for service and distribution (Rule 12b-1) fees for Class B shares, $___________ for service and distribution (Rule 12b-1) fees for Class C shares and $___________ for the provision of certain legal and accounting services. In addition, in 2000 Nvest Distributor received from the Fund's shareholders $______________ in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements are not affected in any way by the New Sub-Advisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     Peter S. Voss and John T. Hailer, Trustees of the Nvest Funds Trusts and the following persons who are officers of the Nvest Funds Trusts, are also officers or employees of Nvest Management, directors of the Adviser General Partner or directors of Nvest Corporation: John E. Pelletier and Thomas P. Cunningham (collectively, the "Nvest Management Affiliates"). Some of the Nvest Management Affiliates, including Messrs. Voss and Hailer, owned partnership units in Nvest or Nvest, L.P. or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain Nvest Management Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with Nvest Management and soliciting clients of Nvest Management and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Nvest Management Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Nvest Management Affiliate must remain employed by Nvest Management and must agree to refrain from competing with Nvest Management and soliciting clients of Nvest Management.

APPENDIX A

                               NVEST BALANCED FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------



     Sub-Advisory Agreement (this "Agreement") entered into as of __ day of ______________, 2000, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Balanced Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and __________________, L.P., a Delaware limited partnership (the "Sub-Adviser").


WHEREAS, the Manager has entered into an Advisory Agreement dated _________, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

     1.   Sub-Advisory Services.
          ----------------------

          a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and
     (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

          b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

          c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

     2.   Obligations of the Manager.
          ---------------------------

          a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

     4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "___________________, L.P." and that all use of any designation consisting in whole or part of "_________________, L.P." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

     5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

     6. PURCHASE AND SALE OF ASSETS. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

     7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of _________________ (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment.

     The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

     10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. GENERAL.

          a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corp., its general partner



By:______________________________
Name:   John T. Hailer
Title:  President



____________________, L.P.


By _______________________, Inc., its general partner


By:______________________________
Name:
Title:



NVEST _________ TRUST __,
on behalf of its Nvest ________ Fund series


By:______________________________
Name: John T. Hailer
Title: President

                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing Nvest ____ Trust __(the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Nvest ________ Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX B

                               BROKERAGE PRACTICES

LOOMIS SAYLES

     FIXED-INCOME SECURITIES. In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seek the best price and execution. Some of the Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

     EQUITY SECURITIES. In placing orders for the purchase and sale of securities for the Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

JURIKA & Voyles

In placing orders for the purchase and sale of portfolio securities for the Fund, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

Jurika & Voyles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

Jurika & Voyles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Fund and its other clients. Jurika & Voyles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

                                                                      APPENDIX C

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

    ------------------------------------------------------- -----------------------------------------------------------------------
                CURRENT INVESTMENT POLICY                                         PROPOSED INVESTMENT POLICY
    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Purchase any security (other than U.S.                        *    With respect to 75% of its total assets,
          Government securities) if, as a result,                            purchase any security if, as a result,
          more than 5% of the Fund's total assets                            more than 5% of its total assets (based
          (taken at current value) would then be                             on current value) would then be invested
          invested in securities of a single                                 in the securities of a single issuer or
          issuer or 25% of the Fund's total assets                           acquire more than 10% of the outstanding
          (taken at current value) would be                                  voting securities of any issuer;
          invested in any one industry                                       provided however, this limitation does
                                                                             not apply to government securities as
                                                                             defined in the 1940 Act.


    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Acquire more than 10% of any class of                         *    Purchase any security (other than U.S.
          securities of an issuer (taking all                                Government securities) if, as a result,
          preferred stock issues of an issuer as a                           more than 25% of the Fund's total assets
          single class and all debt issues of an                             (taken at current value) would be
          issuer as a single class) or acquire                               invested in any one industry.
          more than 10% of the outstanding voting
          securities of an issuer

    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Purchase securities on margin (but it                         *    Make short sales of securities, maintain
          may obtain such short-term credits as                              a short position or purchase securities
          may be necessary for the clearance of                              on margin, except that the Fund may
          purchases and sales of securities), or                             obtain short-term credits as necessary
          make short sales except where, by virtue                           for the clearance of security
          of ownership of other securities, it has                           transactions and the Fund may make any
          the right to obtain, without payment of                            short sales or maintain any short
          further consideration, securities                                  positions where the short sales or short
          equivalent in kind and amount to those                             positions would not constitute "senior
          sold, and the Fund will not deposit or                             securities" under the 1940 Act.
          pledge more than 10% of its total assets
          (taken at current value) as collateral
          for such sales

    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Borrow money in excess of 10% of its                          *    Borrow money except for temporary or
          total assets (taken at cost) or 5% of                              emergency purposes; provided, however,
          its total assets (taken at current                                 that the Fund may loan securities,
          value), whichever is lower, and then                               engage in reverse repurchase agreements
          only as a temporary measure for                                    and dollar rolls, in an amount not
          extraordinary or emergency purposes                                exceeding 33 1/3% of its total assets
                                                                             taken at cost.

    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Make loans, except by purchase of bonds,                      *    Make loans, except that the Fund may
          debentures, commercial paper, corporate                            purchase or hold debt instruments in
          notes and similar evidences of                                     accordance with its investment objective
          indebtedness, which are a part of an                               and policies; provided however, that
          issue to the public or to financial                                this restriction does not apply to
          institutions                                                       repurchase agreements or loans of
                                                                             portfolio securities.
    ------------------------------------------------------- -----------------------------------------------------------------------

                                       1


    ------------------------------------------------------- -----------------------------------------------------------------------
                CURRENT INVESTMENT POLICY                                         PROPOSED INVESTMENT POLICY
    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Buy or sell oil, gas or other mineral                         *    Purchase or sell real estate, although
          leases, rights or royalty contracts,                               it may purchase securities of issuers
          real estate or commodities or commodity                            that deal in real estate, securities
          contracts. (This restriction does not                              that are secured by interests in real
          prevent such Funds from purchasing                                 estate, and securities that represent
          securities of companies investing in the                           interests in real estate, and it may
          foregoing)                                                         acquire and dispose of real estate or
                                                                             interests in real estate acquired
                                                                             through the exercise of its rights as a
                                                                             holder of debt obligations secured by
                                                                             real estate or interests therein

    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

     *    Issue senior securities. For the purpose                      *    Issue senior securities, except for
          of this restriction, none of the                                   permitted borrowings or as otherwise
          following is deemed to be a senior                                 permitted under the 1940 Act
          security: any borrowing permitted by
          restriction (4) above; any pledge or
          other encumbrance of assets permitted by
          restriction (5) above; any collateral
          arrangements with respect to options,
          forward contracts, futures contracts,
          swap contracts and other similar
          contracts and options on futures
          contracts and with respect to initial
          and variation margin; the purchase or
          sale of options, forward contracts,
          futures contracts, swap contracts and
          other similar contracts or options on
          futures contracts; and the issuance of
          shares of beneficial interest permitted
          from time to time by the provisions of
          Nvest Funds Trust I's Agreement and
          Declaration of Trust and by the 1940
          Act, the rules thereunder, or any
          exemption therefrom

    ------------------------------------------------------- -----------------------------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------------------------

PROPOSED RECLASSIFICATION OF INVESTMENT POLICIES

THE FOLLOWING FUNDAMENTAL INVESTMENT POLICIES ARE PROPOSED TO BE CHANGED TO NON-FUNDAMENTAL INVESTMENT POLICIES:

The Fund will not:

     * Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities

     *    Write options or warrants

PROPOSED ELIMINATION INVESTMENT POLICIES

THE FOLLOWING FUNDAMENTAL INVESTMENT POLICIES ARE PROPOSED TO BE ELIMINATED:

The Fund will not:

     *    Pledge more than 15% of its total assets (taken at cost)
     * Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old
     * Purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%
     *    Make investments for the purpose of exercising control or management
     * Participate on a joint or joint and several basis in any trading account in securities
     * Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Growth Fund and the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company)

                                                                      APPENDIX D

                               Ownership of Shares

As of February 14, 2001, the following persons owned of record or beneficially 5% more of the noted class of shares of the Fund:


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

  Class          Name and Address         Shares Beneficially Owned           Percentage of Outstanding Shares of
               of Beneficial Owner                                                          Class Owned
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                       PROXY SOLICITED BY THE BOARDS OF TRUSTEES
                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON APRIL 20, 2001



The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Nvest Balanced Fund (the "Fund"), on April 20, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.


                                             -----------------------------------
                                             |                                 |
                                             |                                 |
                                             |                                 |
                                             |                                 |
                                             -----------------------------------

                                             Signature(s) (if held jointly)


                                             -----------------------------------
                                             Date

         \/ Please fold and detach card at perforation before mailing \/

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR all Proposals
              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. Approval of a new sub-advisory agreement among Nvest Funds Trust I (the "Trust") on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

2. Approval of a new sub-advisory agreement among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Jurika & Voyles, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3a. Proposal to amend the Fund's fundamental policy regarding to diversification.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3d.  Proposal to amend the Fund's fundamental policy regarding borrowing.
          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3e.  Proposal to amend the Fund's fundamental policy regarding loans.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of certain types of securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3g. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3h. Proposal to reclassify the Fund's fundamental policy regarding purchasing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3i. Proposal to reclassify the Fund's fundamental policy regarding writing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3k. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3n. Proposal to Eliminate the Balanced Fund's Fundamental Policy relating to joint trading accounts.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.